EXHIBIT 10 (b)
RULE 30a-2(b) CERTIFICATION

In connection with this report on Form N-CSR for the registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as applicable; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ BRIAN T. ZINO Brian T. Zino Chief Executive Officer

Date:	December 29, 2003

By:	/s/ LAWRENCE P. VOGEL Lawrence P. Vogel Chief Financial Officer

Date:	December 29, 2003